Business Combination	12 Months Ended
Dec. 31, 2018
Business Combinations [Abstract]
Business Combination
Business Combinations
On July 1, 2018, NewDominion Bank, a North Carolina state-chartered bank (“NewDominion”), merged with and into PNB, with PNB continuing as the surviving entity pursuant to the Agreement and Plan of Merger and Reorganization (the “NewDominion Merger Agreement”), dated as of January 22, 2018, by and among Park, PNB, and NewDominion. In accordance with the NewDominion Merger Agreement, NewDominion shareholders were permitted to make an election to receive for their shares of NewDominion common stock either $1.08 in cash without interest (the cash consideration) or 0.01023 of a Park common share, plus cash in lieu of any fractional Park common share (the stock consideration). Based on the terms of the NewDominion Merger Agreement, the aggregate consideration to be paid in the merger was subject to proration and allocation procedures to ensure that 60 percent of the shares of NewDominion common stock outstanding immediately prior to the completion of the merger were exchanged for the stock consideration and that the remaining 40 percent of the shares of NewDominion common stock outstanding immediately prior to the completion of the merger were exchanged for the cash consideration, including, in each case, shares of NewDominion common stock subject to NewDominion options and restricted stock awards.

Purchase consideration consisted of 435,457 Park common shares, valued at $48.5 million, and $30.7 million in cash to acquire 91.45% of the outstanding shares of NewDominion common stock. The remaining 8.55% of the outstanding shares of NewDominion common stock were previously held by Park. Park recognized a gain of $3.5 million as a result of the remeasuring to fair value of its 8.55% equity interest in NewDominion held before the business combination. This non-taxable gain is included in "Gain on equity securities, net" in the consolidated statements of income. The acquisition is expected to provide additional revenue growth and geographic diversification.

NewDominion's results of operations were included in Park’s results beginning July 1, 2018. For the year ended December 31, 2018, Park recorded merger-related expenses of $4.6 million associated with the NewDominion acquisition. Of this $4.6 million in expense, $2.5 million is included within "Professional fees and services", $2.0 million is included within "Salaries", and $78,000 is included within "Employee benefits" on the consolidated statements of income.

Goodwill of $40.4 million arising from the acquisition consisted largely of synergies and the cost savings resulting from the combining of the operations of PNB and NewDominion. The goodwill is not deductible for income tax purposes as the transaction was accounted for as a tax-free exchange.

The following table summarizes the consideration paid for NewDominion and the amounts of the assets acquired and liabilities assumed at their fair value:

(in thousands)
Consideration
Cash	$30,684
Park common shares	48,519
Previous 8.55% investment in NewDominion	7,000
Fair value of total consideration transferred	$86,203

Recognized amounts of identifiable assets acquired and liabilities assumed
Cash and cash equivalents	$42,954
Securities	1,954
Loans	272,753
Premises and equipment	940
Core deposit intangibles	6,249
Trade name intangible	1,300
Other assets	6,133
Total assets acquired	$332,283

Deposits	284,231
Other liabilities	2,254
Total liabilities assumed	286,485

Net identifiable assets	45,798

Goodwill	$40,405

Park accounted for the NewDominion acquisition using the acquisition method of accounting and accordingly, assets acquired, liabilities assumed and consideration exchanged were recorded at estimated fair value on the acquisition date, in accordance with FASB ASC Topic 805, Business Combinations.

The fair value of net assets acquired includes fair value adjustments to loans that were not considered impaired as of the acquisition date.  The fair value adjustments were determined using discounted contractual cash flows.  However, Park believes that all contractual cash flows related to these loans will be collected.  As such, these loans were not considered impaired at the acquisition date and were not subject to the guidance relating to purchased credit impaired loans, which have shown evidence of credit deterioration since origination.  Loans acquired that were not subject to these requirements included non-impaired loans with a fair value and gross contractual amounts receivable of $267.9 million and $273.7 million, respectively, on the date of acquisition.

The table below presents information with respect to the fair value of the NewDominion acquired loans as well as their book balance at the acquisition date.

(in thousands)	Book Balance	Fair Value
Commercial, financial and agricultural	$19,246	$19,138
Commercial real estate	119,434	117,638
Construction real estate:
Commercial	22,494	22,235
Mortgage	8,391	8,111
Residential real estate:
Commercial	14,798	14,797
Mortgage	50,295	48,714
HELOC	37,651	36,688
Consumer	541	539
Purchased credit impaired	5,069	4,893
Total loans	$277,919	$272,753

The following table presents supplemental pro forma information as if the acquisition had occurred at the beginning of 2017. The unaudited pro forma information includes adjustments for interest income on loans and securities acquired, amortization of intangibles arising from the transaction, depreciation expense on property acquired, interest expense on deposits acquired, and the related tax effects. The pro forma information is not necessarily indicative of the results of operations that would have occurred had the transactions been effected on the assumed dates.

	Twelve months ended December 31,
(dollars in thousands, except per share data)	2018	2017
Net interest income	$273,685	$257,604
Net income	115,118	89,092
Basic earnings per share	7.33	5.66
Diluted earnings per share	7.27	5.62